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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

                Supplement dated October 13, 2009 to PROSPECTUSES
                      dated May 1, 2009 and August 17, 2009

This Supplement applies to prospectuses dated May 1, 2009 and August 17, 2009 for certain "ANNUITYNOTE SERIES 1" variable annuity NAV Contracts ("NAV Contracts") issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York ("annuity prospectus").

TOTAL BOND MARKET TRUST A INVESTMENT OPTION CURRENTLY NOT AVAILABLE

The Variable Investment Option corresponding to the Total Bond Market A Portfolio is currently not available for NAV Contracts. You should disregard in its entirety the Supplement dated October 13, 2009 disclosing the addition of the Total Bond Market Trust A as a second Variable Investment Option for NAV Contracts.

You should read this Supplement together with the annuity prospectus for the Contract you purchase, including any Supplements, and retain these documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the annuity prospectus.

AnnuityNote Series 1

333-143074
333-143076